                                                                      Exhibit 27
                                     [SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE


BILL NELSON

In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by AMERICAN
INTERNATIONAL GROUP, INC., a Delaware corporation, and
AIGF, a Florida corporation, Relating to American
Bankers Insurance Company of Florida, American Bankers
Life Assurance Company of Florida and Voyager Service
Warranties, Inc., Domestic Insurers

_______________________________________________________/


                   ORDER ON PETITION TO INTERVENE, REQUEST FOR
                      A 628.461 HEARING AND TO CONSOLIDATE

      1. Wyser-Pratte & Co., Inc. filed with the Department a Petition to Intervene, Request for a Section 628.461 Hearing and To Consolidate on February 18, 1998, with regard to the above-referenced matter.

      2. This Order will first address Wyser-Pratte & Co., Inc.'s Request For a
Section 628.461 Hearing. Section 628.461(5)(a), Florida Statutes, provides that:

      The Department may on its own initiate, or if requested to do so in writing by a substantially affected party shall conduct, a proceeding to consider the appropriateness of the proposed filing.

Wyser-Pratte & Co., Inc. requests the Department to conduct a proceeding on the Form A filings of AIG and Cendant. AIG's Form A filing was made with the Department pursuant to Section 628.461(3), Florida Statutes, on December 27, 1997. Cendant's Form A filing was made with the Department pursuant to Section 628.461(3), Florida Statutes, on January 27, 1998. Inasmuch as Wyser-Pratte & Co., Inc. filed its Petition for Hearing on February 18, 1998, such Petition is untimely under the time constraints of Section 628.461(5)(a), Florida Statutes, for requesting a proceeding. Therefore, it is not necessary in this Order to address whether Wyser-Pratte & Co., Inc. is a "substantially affected party" within the meaning of this statute.

      3. Unlike the statutory time limit for a substantially affected party to request in writing a proceeding pursuant to Section 628.461(5)(a), Florida Statutes, the Department may conduct, on its own initiative, a proceeding at any time during the 90-day review period set forth in Section 628.461, Florida Statutes. The Department by Notice dated February 19, 1998, has, on its own motion, initiated a proceeding with regard to AIG's Form A application. Likewise, by Notice dated February 19, 1998, the Department has, on its own motion, initiated a proceeding with regard to the Form A filing of Cendant (Season). Thus, in addition to the other grounds stated herein for denying Wyser-Pratte & Co., Inc.'s Petition For a Section 628.461 Hearing, such Petition is also rendered moot by these Department Notices. For the foregoing reasons, Wyser-Pratte & Co., Inc.'s Petition for a Section 628.461 Hearing is hereby DENIED.

4. Wyser-Pratte & Co., Inc. has also requested the Department consolidate the proceedings on the Form A filings of AIG and Cendant (Season). In determining whether to consolidate the Form A filings of AIG and Cendant, the cases of Ashbacker Radio v. Federal Communications Commission, 326 U.S. 327 (1945) and Bio-Medical Application of Clearwater, Inc. v. Department of Health and Rehabilitation Services, 370 S.2d 19 (Fla.

2d DCA, 1979) are instructive. In the Ashbacker case, the United States Supreme Court established the principle that:

      Where two bona fide applications are mutually exclusive, the grant of one without a hearing to both deprives the loser of the opportunity which Congress chose to give him.

In the Ashbacker case, the competing applications for a radio broadcasting frequency were held to be mutually exclusive, finding that:

      Since the facility has been granted to Fetzer, the hearing accorded Petitioner concerns a licensed facility no longer available for a grant unless the earlier grant is recalled. A hearing designed as one for an available becomes by the Commission's action in substance one for the revocation or modification of an outstanding license.

Following the reasoning in Ashbacker, the Second District Court of Appeal in Bio-Medical held:

      We believe that the Ashbacker doctrine clearly applies in the case before us. We are not the first to observe that where need is determined in accordance with a quantitative standard; that is, by number of units, a fixed pool of needed investments is thereby created. Opposing applicants necessarily become competitors for that fixed pool. Once a determination is made that there is a need for ten kidney dialysis units or stations, the granting of an application for those ten units automatically decreases need by that number and effectively denies another pending application to the extent of those ten units. That clearly is mutual exclusivity within the meaning of Ashbacker.

      5. The Department's review of a Form A filing pursuant to Section 628.461, Florida Statutes, while another Form A filing relating to the same domestic stock insurer or insurers is also pending does not meet the standard of mutual exclusivity set forth in Ashbacker and Bio-Medical. Section 628,461(9), Florida Statutes, provides that any Department approval under Section 628.461 "does not constitute a recommendation by the Department for acquisition, tender offer or exchange offer." The Department's approval of

AIG's application or Cendant's (Season's) application would not prevent the Department's approval of the other's application. Cendant and AIG are not competitors for a finite amount of Department Form A approvals. Rather, Wyser-Pratte & Co., Inc. argues that consolidation is necessary to avoid any advantage as the result of the timing of the Department's action with regard to the pending applications. The fact that the applications of Cendant (Season) and AIG could potentially be acted upon by the Department on different time schedules does not make the applications mutually exclusive within the meaning of Ashbacker and Bio-Medical. The Department's review of Cendant's Form A filing is based on Cendant's (Season's) conformity with the provisions of
Section 628.461, Florida Statutes, and other applicable provisions of the Insurance Code. Likewise, the Department's review of AIG's Form A filing is based on AIG's conformity with the provisions of Section 628.461, Florida Statutes, and other applicable provisions of the Insurance Code. Each Form A filing will be approved or disapproved based upon its own merit. The existence of other Form A filings relating to the same domestic insurer or insurers is irrelevant to the Department's determination as to whether Cendant (Season) or AIG's Form A meet the criteria for approval set forth in Section 628.461, Florida Statutes, and other applicable provisions of the Insurance Code. Accordingly, Wyser-Pratte & Co., Inc,'s Request to Consolidate is DENIED.

      6. Wyser-Pratte & Co., Inc. has also petitioned to intervene in the AIG Form A proceeding. Wyser-Pratte & Co., Inc.'s Petition to Intervene in the proceeding regarding AIG's Form A filing initiated by the Department by its Notice of February 19, 1998, is

GRANTED for the issue of considering the appropriateness of the proposed filing within the standards set forth in Sections 628.461 and 628.4615, Florida Statutes.

      DONE and ORDERED this 19th day of February, 1998.



                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner

Copies furnished to:

      Tasha O. Buford
      Roy C. Young
      Thomas J. Maida
      Mitchell B. Haigler
      Gary P. Timin
      Stephen T. Maher
      Steven Kass
      Jeff Liebmann

                                NOTICE OF RIGHTS

      Any party to these proceedings adversely affected by this Order is entitled to seek review of this Order pursuant to Section 120.68, Florida Statutes, and Rule 9.110, Fla.R.App.P. Review proceedings must be instituted by filing a petition or notice of appeal with the General Counsel, acting as the agency clerk, at LL-26, The Capitol, Tallahassee, Florida 32399-0300, and a copy of the same with the appropriate district court of appeal within thirty (30) days of rendition of this Order.

                                     [SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE

BILL NELSON


In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by AMERICAN
INTERNATIONAL GROUP, INC., a Delaware corporation, and
AIGF, a Florida corporation, Relating to American
Bankers Insurance Company of Florida, American Bankers
Life Assurance Company of Florida and Voyager Service
Warranties, Inc., Domestic Insurers

_______________________________________________________/


                 ORDER ON PETITION FOR A SECTION 628.461 REARING

      1. Cendant Corporation and Season Acquisition Corporation, its wholly-owned subsidiary, (collectively, "Season") filed a Petition for a Section
628.461 Hearing with the Department on February 2, 1998. This Petition for a
Section 628.461 Hearing was with regard to the application for approval of the acquisition of a controlling interest (Form D14-198) filed by American International Group, Inc., a Delaware corporation, and AIGF, a Florida corporation, relating to American Bankers Insurance Company of Florida, American Bankers Life Assurance Company of Florida, and Voyager Service Warranties, Inc., domestic insurers. American International Group, Inc. and AIGF, Inc. ("AIG") filed an opposition to Cendant's Petition for Hearing on February 9,1998. Season filed a Reply Memorandum in Further Support of its Petition for Hearing on February 13, 1998.

      2. Section 628.461(5)(a), Florida Statutes, provides that:

      The Department may on its own initiate, or if requested to do so in writing by a substantially affected party shall conduct, a proceeding to consider the appropriateness of the proposed filing.

Contrary to the assertions in the Motions filed by Season, the filing of a Form D14-918 (FORM "A") does not constitute a proceeding. A proceeding is commenced either upon the Department's own initiative, or if requested in writing by a substantially affected party. Season's Petition for a Section 628.461 Hearing is, in fact, a request for proceeding with regard to AIG's Form A filing under
Section 628.461(5)(a), Florida Statutes.

      Section 628.461(5)(a), Florida Statutes, requires that "any written request for a proceeding must be filed with the Department "within 10 days of the date notice of the filing is given." With regard to notice, Section 628.461(3), Florida Statutes, provides that the Form A statement is to be filed with the Department and furnished to the insurer and controlling company. AIG filed its Form A application with the Department and mailed copies to American Bankers Insurance Company and its Florida domestic subsidiaries on December 31, 1997.

      3. Inasmuch as Season filed its Petition for Hearing on February 2, 1998, such Petition is untimely under the time constraints of Section 628.461(5)(a), Florida Statutes, for requesting a proceeding. Therefore, it is not necessary in this Order to address whether Season is a "substantially affected party" within the meaning of this statute.

      4. In its pleadings filed with the Department, Season has repeatedly indicated that it wishes to present information it believes is material to the Department's consideration of the Form A filing of AIG. Unlike the statutory time limit for a substantially affected party to request in writing a proceeding pursuant to Section 628.461(5)(a), Florida

Statutes, the Department may conduct, on its own initiative, a proceeding at any time during the 90-day review period set forth in Section 628.461, Florida Statutes. The Department by Notice dated February 19, 1998, has, on its own motion, initiated a proceeding with regard to AIG's Form A application. Likewise, by Notice dated February 19, 1998, the Department has, on its own motion, initiated a proceeding with regard to the Form A filing of Season. Thus, in addition to the other grounds stated herein for denying Season's Petition For a Section 628.461 Hearing, such petition is also rendered moot by these Department Notices. For the foregoing reasons, Season's Petition For a Section
628.461 Hearing is hereby DENIED.

      DONE and ORDERED this 19th day of February, 1998.


                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner


Copies furnished to:

      Thomas J. Maida
      Mitchell B. Haigler
      Gary P. Timin
      Stephen T. Maher
      Steven Kass
      Jeff Liebmann

                                NOTICE OF RIGHTS

      Any party to these proceedings adversely affected by this Order is entitled to seek review of this Order pursuant to Section 120.68, Florida Statutes, and Rule 9.110, Fla.R.App.P. Review proceedings must be instituted by filing a petition or notice of appeal with the General Counsel, acting as the agency clerk, at LL-26, The Capitol, Tallahassee, Florida 32399-0300, and a copy of the same with the appropriate district court of appeal within thirty (30) days of rendition of this Order.

                                     [SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE


BILL NELSON

In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by CENDANT
CORPORATION and SEASON ACQUISITION CORP. Relating to
American Bankers Insurance Company of Florida, American
Bankers Life Assurance Company of Florida and Voyager
Service Warranties, Inc., Domestic Insurers

_______________________________________________________/


                         ORDER ON REQUEST FOR PROCEEDING

      1. On February 10, 1998, the Florida Department of Insurance received a letter on behalf of American Bankers Insurance Company of Florida and American Bankers Life Assurance Company of Florida (collectively "American Bankers") requesting a Form A proceeding pursuant to Section 628.461(5)(a), Florida Statutes, with regard to the above-referenced filing. The letter was undated and signed by Arthur W. Heggen, Senior Vice President and Secretary.

      2. Section 628.461(5)(a), Florida Statutes, requires that "any written request for a proceeding must be filed with the Department within 10 days of the date notice of the filing is given." With regard to notice, Section 628.461(3), Florida Statutes, provides that the Form A statement is to be filed with the Department and furnished to the insurer and controlling company. Cendant Corporation and Season Acquisition Corp. ("Season") filed its Form A application with the Department and mailed copies to American Bankers Insurance Company and its Florida domestic subsidiaries on January 27, 1998.

      3. Inasmuch as the Department of Insurance received American Bankers' petition for hearing on February 10, 1998, such petition is untimely under the time constraints of Section 628.461(5)(a), Florida Statutes, for requesting a proceeding.

      4. Unlike the statutory time limit for a substantially affected party to request in writing a proceeding pursuant to Section 629.461(5)(a), Florida Statutes, the Department may conduct, on its own initiative, a proceeding at any time during the 90-day review period set forth in Section 628.461, Florida Statutes. The Department by Notice dated February 19, 1998, has, on its own motion, initiated a proceeding with regard to AIG's Form A application. Likewise, by Notice dated February 19, 1998, the Department, has, on its own motion, initiated a proceeding with regard to the Form A filing of Season. Thus, in addition to the other grounds stated herein for denying American Bankers' Petition For a Section 628.461 Hearing, such petition is also rendered moot by these Department Notices. For the foregoing reasons, Season's Petition For a
Section 628.461 Hearing is hereby DENIED.

      DONE and ORDERED this 19th day of February, 1998.


                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner


Copies furnished to:

      Thomas J. Maida               Stephen T. Maher
      Mitchell B. Haigler           Arthur W. Heggen
      Gary P. Timin                 Steven Kass
      Stephen T. Maher              Jeff Liebmann

                                NOTICE OF RIGHTS

      Any party to these proceedings adversely affected by this Order is entitled to seek review of this Order pursuant to Section 120.68, Florida Statutes, and Rule 9.110, Fla.R.App.P. Review proceedings must be instituted by filing a petition or notice of appeal with the General Counsel, acting as the agency clerk, at LL-26, The Capitol, Tallahassee, Florida 32399-0300, and a copy of the same with the appropriate district court of appeal within thirty (30) days of rendition of this Order.

                                     [SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE

BILL NELSON


In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by CENDANT
CORPORATION and SEASON ACQUISITION CORP. Relating to
American Bankers Insurance Company of Florida, American
Bankers Life Assurance Company of Florida and Voyager
Service Warranties, Inc., Domestic Insurers

_______________________________________________________/


                       NOTICE OF INITIATION OF PROCEEDING

      1. On January 27, 1999, Cendant Corporation and its wholly-owned subsidiary, Season Acquisition Corp. (collectively "Season") filed with the Department Form D14-918 ("Form A") with regard to the above-referenced matter.

      2. Section 628.461(5)(a)and Section 629.4615(6)(a), Florida
Statutes, provide:

      The Department may on its own initiate, or if requested to do so in writing by a substantially affected party shall conduct, a proceeding to consider the appropriateness of the proposed filing.

      3. The Department, on its own initiative pursuant to Sections 628.461(5)(a) and 628.4615(6)(a), Florida Statutes, hereby initiates a proceeding to consider the appropriateness of the proposed filing of Season. The proceeding will go forward pursuant to the provisions of Section 628.461(5)(c), Florida Statutes, and for Voyager Service Warranties, Inc., Section 628.4615(6)(c), Florida Statutes.

      The proceeding will be conducted commencing on Thursday, March 19, 1998, at 9:00 a.m. (EST) o'clock at the Wyndham Hotel, 1601 Biscayne Boulevard, Miami, Florida.

      4. All persons wishing to present evidence or testimony relevant to the Department's consideration of the appropriateness of Season's Form A filing under the standards set forth in Section 628.461 and 628.4615, Florida Statutes, will be permitted to do so.

      Done this 19th day of February, 1998.


                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner

                                     [SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE


 BILL NELSON


In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by AMERICAN
INTERNATIONAL GROUP, INC., a Delaware corporation, and
AIGF, a Florida corporation, Relating to American
Bankers Insurance Company of Florida, American Bankers
Life Assurance Company of Florida and Voyager Service
Warranties, Inc., Domestic Insurers

_______________________________________________________/


                       NOTICE OF INITIATION OF PROCEEDING

      1. On December 31, 1997, American International Group, Inc., and AIGF (collectively "AIG") filed with the Department Form D14-918 ("Form A") with regard to the above-referenced matter.

      2. Section 628.461(5)(a) and Section 628.4615(6)(a), Florida Statutes, provide:

      The Department may on its own initiate, or if requested to do so in writing by a substantially affected party shall conduct, a proceeding to consider the appropriateness of the proposed filing.

      3. The Department, on its own initiative pursuant to Section 628.461(5)(a) and 628.4615(6)(a), Florida Statutes, hereby initiates a proceeding to consider the appropriateness of the proposed filing of AIG. The proceeding will go forward pursuant to the provisions of Section 628.461(5)(c), Florida Statutes, and for Voyager Service Warranties, Inc., Section 628.4615(6)(c), Florida Statutes.

      The proceeding will be conducted commencing on Tuesday, March 17, 1998, at 9:00 a.m. (EST) o'clock at the Wyndham Hotel, 1601 Biscayne Boulevard, Miami, Florida.

      4. All persons wishing to present evidence or testimony relevant to the Department's consideration of the appropriateness of AIG's Form A filing under the standards set forth in Section 628.461 and 628.4615, Florida Statutes, will be permitted to do so,

      Done this 19th day of February, 1998.


                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner

                                     [SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE


BILL NELSON


In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by CENDANT
CORPORATION and SEASON ACQUISITION CORP. Relating to
American Bankers Insurance Company of Florida, American
Bankers Life Assurance Company of Florida and Voyager
Service Warranties, Inc., Domestic Insurers

_______________________________________________________/


                         ORDER ON MOTION TO CONSOLIDATE

      1. Cendant Corporation and Season Acquisition Corp., its wholly-owned subsidiary (collectively, "Season"), filed with the Department a Motion to Consolidate on February 2, 1998. American International Group, Inc. and AIGF (collectively referred to as "AIG") filed with the Department AIG's Motion to Response to Cendant's Motion to Consolidate on February 9, 1998. Season filed with the Department its Reply Memorandum in Further Support of Season's Motion to Consolidate on February 13, 1999. Season's Motion to Consolidate seeks an order from the Department consolidating its form D14-918 ("Form A") "proceeding" with consideration of AIG's Form A "proceeding." The Form A filings of both Season and AIG relate to acquisition of a controlling interest in American Bankers Insurance Company of Florida, American Bankers Life Assurance Company of Florida and Voyager Service Warranties, Inc.

      2. In support of its Motion to Consolidate, Season relies upon the reasoning in Ashbacker Radio v. Federal Communications Commission, 326 U.S. 327
(1945), and Bio-Medical Application of Clearwater, Inc, v. Department of Health and Rehabilitation Services, 370

So.2d 19 (Fla. 2d DCA 1979). In the Ashbacker case, the United States Supreme Court established the principle that:

      Where two bona fide applications are mutually exclusive, the grant of one without a hearing to both deprives the loser of the opportunity which Congress chose to give him.

In the Ashbacker case, the competing applications for a radio broadcasting frequency were held to be mutually exclusive, finding that:

      Since the facility has been granted to Fetzer, the hearing accorded Petitioner concerns a licensed facility no longer available for a grant unless the earlier grant is recalled. A hearing designed as one for an available frequency becomes by the Commission's action in substance one for the revocation or modification of an outstanding license.

Following the reasoning in Ashbacker the Second District Court of Appeal in Bio-Medical held:

      We believe that the Ashbacker doctrine clearly applies in the case before us. We are not the first to observe that where need is determined in accordance with a quantitative standard; that is, by number of units, a fixed pool of needed investments is thereby created. Opposing applicants necessarily become competitors for that fixed pool. Once a determination is made that there is a need for ten kidney dialysis units or stations, the granting of an application for those ten units automatically decreases need by that number and effectively denies another pending application to the extent of those ten units. That clearly is mutual exclusivity within the meaning of Ashbacker.

      3. The Department's review of a Form A filing pursuant to Section 628.461, Florida Statutes, while another Form A filing relating to the same domestic stock insurer or insurers is also pending does not meet the standard of mutual exclusivity set forth in Ashbacker and Bio-Medical. Section 628.461(9), Florida Statutes, provides that any Department approval under Section 628.461 "does not constitute a recommendation by the Department for acquisition, tender offer or exchange offer." Season cannot argue that Department approval of AIG's application would prevent the Department approval of Season's application, or that Season and AIG are competitors for a finite amount of Department Form A approvals. Rather, Season argues that could potentially be acted on by the Department on different time schedules does not make the applications mutually exclusive within the meaning of Ashbacker and Bio-Medical.

      Moreover, consolidation is not appropriate pursuant to Uniform Rule 28-5.106, which provides that the Department may consolidate matters which involves issues with similar law or facts. The Department's review of Season's Form A filing is based on Season's conformity with the provisions of Section
628.461 and other applicable provisions of the Insurance Code. Likewise, the Department's review of AIG's Form A filing is based on AIG's conformity with the provisions of Section 628.461 and other applicable provisions of the Insurance Code. Each Form A filing will be approved or disapproved based upon its own merit. The existence of other Form A filings relating to the same domestic insurer or insurers is irrelevant to the Department's determination as to whether Season's Form A filing meets the criteria for approval set forth in
Section 628.461, Florida Statutes, and other applicable provisions of the Insurance Code. Accordingly, Season's Motion to Consolidate is DENIED.

      DONE and ORDERED this 19th day of February, 1998.


                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner


Copies furnished to:

      Thomas J. Maida
      Mitchell B. Haigler
      Gary P. Timin
      Stephen T. Maher
      Steven Kass
      Jeff Liebmann

                                NOTICE OF RIGHTS

      Any party to these proceedings adversely affected by this Order is entitled to seek review of this Order pursuant to Section 120.68, Florida Statutes, and Rule 9.110, Fla.R.App.P. Review proceedings must be instituted by filing a petition or notice of appeal with the General Counsel, acting as the agency clerk, at LL-26, The Capitol, Tallahassee, Florida 32399-0300, and a copy of the same with the appropriate district court of appeal within thirty (30) days of rendition of this Order.

                                     {SEAL]


                      THE TREASURER OF THE STATE OF FLORIDA
                             DEPARTMENT OF INSURANCE


BILL NELSON


In re: Application for Approval of the Acquisition of a Controlling Interest (Form D14-918) filed by AMERICAN
INTERNATIONAL GROUP, INC., a Delaware corporation, and
AIGF, a Florida corporation, Relating to American
Bankers Insurance Company of Florida, American Bankers
Life Assurance Company of Florida and Voyager Service
Warranties, Inc., Domestic Insurers

_______________________________________________________/


                 ORDER ON PETITION TO INTERVENE AND CONSOLIDATE

      1. Cendant Corporation and its wholly-owned subsidiary, Season Acquisition Corp. (collectively "Season"), filed with the Department a Petition to Intervene and Consolidate regarding the above-referenced matter on February 2, 1998. American International Group, Inc. and AIGF (collectively referred to as "AIG") filed a response on February 9,1998. Season filed a Reply Memorandum in Further Support of Season's Petition for Hearing and to Intervene and Consolidate on February 13, 1998.

      2. Season's arguments regarding consolidation in its Petition to Intervene and Consolidate are essentially the same as the arguments in its Motion to Consolidate and Reply Memorandum in Further Support of Season's Motion to Consolidate. For the reasons set forth in the Department's Order on Motion to Consolidate, Season's Petition to Intervene and Consolidate is hereby DENIED with regard to the issue of consolidation.

      3. Season seeks to intervene in AIG's Form A "proceeding" in the above-referenced matter. Season asserts that it has standing to intervene as a party in the AIG

Form A "proceeding." A proceeding with regard to a Form A filing may be initiated by the Department, or if requested in writing by a substantially affected party in a timely fashion shall be conducted. The filing of a Form A does not in and of itself initiate a proceeding. Therefore, Season is incorrect in asserting there has been an ongoing proceeding since the filing of a Form A by AIG into which it can intervene.

      4. The Department, by Notice dated February 19, 1998, has initiated a proceeding with regard to the AIG Form A filing. The Department, also by Notice dated February 19, 1998, has initiated a proceeding with regard to the Season Form A filing. The purpose of each proceeding, as set forth in Section 628.461(5)(a), is to consider the appropriateness of the proposed filing. The scope of a proceeding will be limited to matters addressing the appropriateness of the proposed filing within the standards set forth in Section 628.461. (It should be noted that inasmuch as Voyager Service Warranties, Inc. is a "specialty insurer," the provisions of Section 628.4615 would apply to review of the Form A filing for this entity.)

      5. Accordingly, Season's Petition to Intervene and Consolidate is DENIED in part and GRANTED in part on the issue of intervention. Season's Petition to Intervene and Consolidate is DENIED inasmuch as it purports to intervene in an ongoing proceeding initiated by AIG's filing of a Form A. Season's Petition to Intervene in the proceeding regarding AIG's Form A, filing initiated by the Department by its Notice of February 19, 1998, is GRANTED for the issue of considering the appropriateness of the proposed filing within the standards set forth in Sections 628.461 and 628.4615, Florida Statutes. Season's

Petition to Intervene is DENIED with regard to all other issues it has asserted in its pleadings before the Department that it wishes to raise in a 628.461 proceeding.

      DONE and ORDERED this 19th day of February, 1998.


                                    /s/ BILL NELSON
                                    ----------------------------
                                    BILL NELSON
                                    Treasurer and
                                    Insurance Commissioner


Copies furnished to:

      Thomas J. Maida
      Mitchell B. Haigler
      Gary P. Timin
      Stephen T. Maher
      Steven Kass
      Jeff Liebmann

                                NOTICE OF RIGHTS

      Any party to these proceedings adversely affected by this Order is entitled to seek review of this Order pursuant to Section 120.68, Florida Statutes, and Rule 9.110, Fla.R.App.P. Review proceedings must be instituted by filing a petition or notice of appeal with the General Counsel, acting as the agency clerk, at LL-26, The Capitol, Tallahassee, Florida 32399-0300, and a copy of the same with the appropriate district court of appeal within thirty (30) days of rendition of this Order.